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                                                                    EXHIBIT 10.7


                                 LOCK UP LETTER




Joseph Gunnar & Co., LLC
30 Broad Street, 12th Floor
New York, NY 10004


Ladies and Gentlemen:


        This letter is being delivered to you in connection with the proposed Underwriting Agreement (the "Underwriting Agreement") between Sunhawk.com Corporation, a Washington corporation (the "Company"), and you as representative of the several underwriters (the "Underwriters") named in Schedule I thereto, relating to an underwritten public offering (the "Offering") of 1,400,000 shares of the Company's common stock, no par value (the "Common Stock") (including 210,000 shares of Common Stock subject to an option granted to the Underwriters solely to cover over-allotments, if any).


        In order to induce you and the other Underwriters to enter into the Underwriting Agreement with respect to the Offering, the undersigned, intending to be legally bound, hereby agrees, for the benefit of the Company, you and the other Underwriters, that for a period of twenty-four (24) months following the effective date of the Registration Statement relating to the Offering (the "Lock-up Period"), the undersigned will not, without the prior written consent of the Representative (as defined in the Underwriting Agreement), directly or indirectly, offer, offer to sell, sell, contract to sell, grant any option for the purchase of, assign, transfer, pledge, hypothecate or otherwise encumber or dispose of any beneficial interest in ("Transfer") any Common Stock or securities convertible into or exchangeable for or evidencing any right to purchase or subscribe for any shares of Common Stock (either pursuant to Rule 144 of the regulations under the Securities Act of 1933, as amended, or otherwise) either beneficially owned by the undersigned as of the effective date of the Registration Statement or acquired by the undersigned during the Lock-up Period as a result of the exercise of options (the "Securities"). Notwithstanding the foregoing, the undersigned may effect a Transfer of shares of Common Stock as a bona fide gift or gifts, provided that the undersigned provides prior written notice of such gift or gifts to you and the donee or donees thereof agree to be bound by the restrictions set forth herein.

        In the event that the Representative consents to a Transfer, the undersigned hereby agrees that, during the Lock-up Period, the execution of any order relating to a Transfer of Securities shall be placed through the Representative.


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        To enable the Company and the Underwriters to enforce the aforesaid covenants, the Undersigned hereby consents to the placing of legends on the Securities and stop-transfer orders with the transfer agent of the Company's securities with respect to any of the Securities registered in the name of or beneficially owned by the undersigned.

        This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York without giving effect to the choice of law or conflict of laws principles.

        If for any reason the Underwriting Agreement shall be terminated prior to the Closing Date (as defined in the Underwriting Agreement), the agreement set forth above shall be likewise terminated at such time.


Dated: January 26, 2000




                                        -------------------------------------
                                        Signature




                                        -------------------------------------
                                        Printed Name



                                        -------------------------------------
                                        Print Address


                                        -------------------------------------
                                        Print Social Security Number or
                                        Taxpayer I.D. Number


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        To enable the Company and the Underwriters to enforce the aforesaid covenants, the Undersigned hereby consents to the placing of legends on the Securities and stop-transfer orders with the transfer agent of the Company's securities with respect to any of the Securities registered in the name of or beneficially owned by the undersigned.

        This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York without giving effect to the choice of law or conflict of laws principles.

        If for any reason the Underwriting Agreement shall be terminated prior to the Closing Date (as defined in the Underwriting Agreement), the agreement set forth above shall be likewise terminated at such time.

Dated: Aug. 19, 1999

                                        /s/ Marlin J. Eller
                                        -------------------------------------
                                        Signature

                                        Marlin J. Eller
                                        -------------------------------------
                                        Printed Name


                                        -------------------------------------
                                        Print Address


                                        -------------------------------------
                                        Print Social Security Number or
                                        Taxpayer I.D. Number

        To enable the Company and the Underwriters to enforce the aforesaid covenants, the Undersigned hereby consents to the placing of legends on the Securities and stop-transfer orders with the transfer agent of the Company's securities with respect to any of the Securities registered in the name of or beneficially owned by the undersigned.

        This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York without giving effect to the choice of law or conflict of laws principles.

        If for any reason the Underwriting Agreement shall be terminated prior to the Closing Date (as defined in the Underwriting Agreement), the agreement set forth above shall be likewise terminated at such time.

Dated: Aug. 19, 1999

                                        /s/ David W. Gray
                                        -------------------------------------
                                        Signature

                                        David W. Gray
                                        -------------------------------------
                                        Printed Name


                                        -------------------------------------
                                        Print Address


                                        -------------------------------------
                                        Print Social Security Number or
                                        Taxpayer I.D. Number

        To enable the Company and the Underwriters to enforce the aforesaid covenants, the Undersigned hereby consents to the placing of legends on the Securities and stop-transfer orders with the transfer agent of the Company's securities with respect to any of the Securities registered in the name of or beneficially owned by the undersigned.

        This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York without giving effect to the choice of law or conflict of laws principles.

        If for any reason the Underwriting Agreement shall be terminated prior to the Closing Date (as defined in the Underwriting Agreement), the agreement set forth above shall be likewise terminated at such time.

Dated: Aug. 19, 1999

                                        /s/ Mary E. McConney
                                        -------------------------------------
                                        Signature

                                        Mary E. McConney
                                        -------------------------------------
                                        Printed Name


                                        -------------------------------------
                                        Print Address


                                        -------------------------------------
                                        Print Social Security Number or
                                        Taxpayer I.D. Number

        To enable the Company and the Underwriters to enforce the aforesaid covenants, the Undersigned hereby consents to the placing of legends on the Securities and stop-transfer orders with the transfer agent of the Company's securities with respect to any of the Securities registered in the name of or beneficially owned by the undersigned.

        This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York without giving effect to the choice of law or conflict of laws principles.

        If for any reason the Underwriting Agreement shall be terminated prior to the Closing Date (as defined in the Underwriting Agreement), the agreement set forth above shall be likewise terminated at such time.

Dated: Aug. 19, 1999

                                        /s/ Brent Mills
                                        -------------------------------------
                                        Signature

                                        Brent Mills
                                        -------------------------------------
                                        Printed Name


                                        -------------------------------------
                                        Print Address


                                        -------------------------------------
                                        Print Social Security Number or
                                        Taxpayer I.D. Number

        To enable the Company and the Underwriters to enforce the aforesaid covenants, the Undersigned hereby consents to the placing of legends on the Securities and stop-transfer orders with the transfer agent of the Company's securities with respect to any of the Securities registered in the name of or beneficially owned by the undersigned.

        This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York without giving effect to the choice of law or conflict of laws principles.

        If for any reason the Underwriting Agreement shall be terminated prior to the Closing Date (as defined in the Underwriting Agreement), the agreement set forth above shall be likewise terminated at such time.

Dated: Aug. 19, 1999

                                        /s/ Judy McOstrich
                                        -------------------------------------
                                        Signature

                                        Judy McOstrich
                                        -------------------------------------
                                        Printed Name


                                        -------------------------------------
                                        Print Address


                                        -------------------------------------
                                        Print Social Security Number or
                                        Taxpayer I.D. Number